AMERICAN AADVANTAGE FUNDS
                        American AAdvantage Balanced Fund
                    American AAdvantage Large Cap Value Fund
                    American AAdvantage Small Cap Value Fund
                  American AAdvantage International Equity Fund

                        AMERICAN AADVANTAGE MILEAGE FUNDS
                    American AAdvantage Balanced Mileage Fund
                American AAdvantage Large Cap Value Mileage Fund
                American AAdvantage Small Cap Value Mileage Fund
              American AAdvantage International Equity Mileage Fund

                       4333 Amon Carter Boulevard, MD 5645
                             Fort Worth, Texas 76155


                                July 16, 1999


Dear Shareholder:

      The American AAdvantage Funds and the American AAdvantage Mileage Funds (the "Trusts") will hold a combined special meeting of shareholders on August 9, 1999 for shareholders of the Funds listed above (the "Funds"). At the meeting, shareholders will be asked to vote on:

1.    A  proposal  to  change  each  Fund's   current   fundamental   investment
      restrictions to allow the purchase and sale of futures contracts and options on futures contracts.

2.    A  proposal  to  change  each  Fund's   current   fundamental   investment
      restriction to allow it to borrow money from AMR Investment Services, Inc. or any of its affiliates under certain limited circumstances.

      None of the proposed changes will alter any Fund's current investment objective. The enclosed Proxy Statement explains each proposal in detail. Please read it carefully.

VOTING PROCEDURES
      The Funds currently operate under a master-feeder structure, pursuant to which each of the operating Funds of the Trusts seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust") which has an identical investment objective to the corresponding Fund. Interest holders of the AMR Trust will hold a separate meeting to vote on the same matters described above as they relate to the AMR Trust. Shareholders of each Fund will be asked to provide voting instructions as to the AMR Trust meeting. The Funds will cast their votes in the same proportion as the votes cast by the Funds' shareholders at the meeting.

CONCLUSION
      We urge you to vote by telephone, Internet, or by completing and returning the enclosed proxy card(s) promptly, even if you plan to be present at the meeting. A postage-paid return envelope is enclosed, if you choose to mail your card(s). Your prompt response will help eliminate the cost of further proxy solicitations. Should you have any questions about the proposals, please do not hesitate to contact us. We look forward to receiving your proxy.


                                Sincerely yours,



                                William F. Quinn
                                President
                                American AAdvantage Funds
                                American AAdvantage Mileage Funds

                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE BALANCED FUND
                    AMERICAN AADVANTAGE LARGE CAP VALUE FUND
                    AMERICAN AADVANTAGE SMALL CAP VALUE FUND
                  AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND

                        AMERICAN AADVANTAGE MILEAGE FUNDS
                    AMERICAN AADVANTAGE BALANCED MILEAGE FUND
                AMERICAN AADVANTAGE LARGE CAP VALUE MILEAGE FUND
                AMERICAN AADVANTAGE SMALL CAP VALUE MILEAGE FUND
              AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND

                           4333 AMON CARTER BOULEVARD
                             FORT WORTH, TEXAS 76155

                       NOTICE OF COMBINED SPECIAL MEETING
                                 OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 9, 1999


TO THE SHAREHOLDERS:

      Notice is hereby given that a combined special meeting of the American AAdvantage Funds ("AAdvantage Trust") and the American AAdvantage Mileage Funds ("Mileage Trust") (collectively, the "Trusts") for the shareholders of the funds listed above (the "Funds") will be held on MONDAY, AUGUST 9, 1999, AT 1:00 P.M. CENTRAL TIME at the offices of AMR Investment Services, Inc. ("Manager"), 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Room 6E1D-36, for the purposes set forth below.

      Under a master-feeder operating structure, each of the Funds seeks its investment objective by investing all of its investable assets in a corresponding portfolio ("Portfolio") of the AMR Investment Services Trust ("AMR Trust"). As a result, you will be asked to vote twice on each of the following proposals, once to approve that proposal on behalf of the AMR Trust portfolio(s) and once to approve that proposal on behalf of the Fund(s) of which you are a shareholder.

(1) To authorize the Trusts, on behalf of the Funds, to vote at a meeting of the AMR Trust:

      a) To approve a change to the fundamental investment restrictions of the Portfolios to allow the purchase and sale of futures contracts and options on futures contracts;

      b) To approve a change to the fundamental investment restrictions of the Portfolios to allow the borrowing of money from the Manager and any of its affiliates under certain limited circumstances.

(2) To approve a change to the fundamental investment restrictions of the Funds to allow the purchase and sale of futures contracts and options on futures contracts;

(3) To approve a change to the fundamental investment restrictions of the Funds to allow the borrowing of money from the Manager and any of its affiliates under certain limited circumstances;

(4) To transact such other business as may properly come before the meeting or any adjournments thereof.

      You will be entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on July 7, 1999. If you owned shares in more than one Trust or more than one Fund, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. If you attend the meeting, you may vote your shares in person.

                                By order of the Board of Trustees,

                                Robert J. Zutz
                                SECRETARY

July 16, 1999




--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                      REGARDLESS OF HOW MANY SHARES YOU OWN

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE PROMPTLY VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, MANAGEMENT REQUESTS YOUR COOPERATION IN VOTING PROMPTLY. UNLESS PROXIES ARE SIGNED BY THE APPROPRIATE PERSONS, THEY WILL NOT BE VOTED.

--------------------------------------------------------------------------------

                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE MILEAGE FUNDS

                           4333 Amon Carter Boulevard
                             Fort Worth, Texas 76155


                                 PROXY STATEMENT

                    Combined Special Meeting of Shareholders
                          To Be Held on August 9, 1999


      This document is a Proxy Statement for the American AAdvantage Funds ("AAdvantage Trust") and the American AAdvantage Mileage Funds ("Mileage Trust"). The AAdvantage Trust and the Mileage Trust each have ten separate investment portfolios that are currently in operation. This Proxy Statement pertains only to shareholders of the following investment portfolios (each a "Fund" and collectively, the "Funds"):

AADVANTAGE TRUST FUND NAME                      ABBREVIATED NAME
American AAdvantage Balanced Fund                    Balanced Fund
American AAdvantage Large Cap Value Fund             Large Cap Value Fund
American AAdvantage Small Cap Value Fund             Small Cap Value Fund
American AAdvantage International Equity Fund        International Equity Fund

MILEAGE TRUST FUND NAME                         ABBREVIATED NAME
American AAdvantage Balanced Mileage Fund            Balanced Mileage Fund
American AAdvantage Large Cap Value Mileage Fund     Large Cap Value Mileage Fund
American AAdvantage Small Cap Value Mileage Fund     Small Cap Value Mileage Fund
American AAdvantage International Equity Mileage     International Equity Mileage Fund
Fund

      This Proxy Statement and the accompanying proxy card(s) will be mailed to shareholders on or about July 16, 1999. This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the AAdvantage Trust and the Board of Trustees of the Mileage Trust to be used at the Combined Special Meeting of Shareholders of the Funds and at any adjournments thereof ("Meeting"), to be held at 1:00 p.m. Central Time on Monday, August 9, 1999, at the offices of AMR Investment Services, Inc. ("Manager"). The Manager serves as manager and administrator to the AAdvantage Trust, Mileage Trust and AMR Investment Services Trust ("AMR Trust") (collectively, the "Trusts"). SWS Financial Services, located at 7001 Preston Road, Dallas, Texas 75205, serves as underwriter to the Trusts. The purpose of the Meeting is set forth in the accompanying Notice.

      The Funds currently seek their investment objectives by investing all of their investable assets in corresponding portfolios ("Portfolios") of the AMR Trust, which have investment objectives identical to their corresponding Funds. At a meeting of interest holders of the Portfolios, each Fund will vote its interest in its corresponding Portfolio of the AMR Trust in proportion to the votes cast by that Fund's shareholders when a meeting of interest holders of a Portfolio of the AMR Trust is called. Each Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because a Fund's votes are proportionate to its percentage interest in its corresponding Portfolio of the AMR Trust, the majority of a Portfolio's interest holders could approve an action against which a majority of the voting securities of its corresponding Fund had voted.

      The solicitation of proxies will be made by mail, but also may include telephone or oral communications by employees of the Manager, who will not receive any compensation from the Trusts for such solicitation. Boston Financial Data Services, Inc. has been retained by the Manager solely for the purpose of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $15,000. All expenses incurred in connection with preparing these proxy materials will be borne pro rata by the AAdvantage Trust, the Mileage Trust and the AMR Trust based upon relative net assets of each applicable Fund.

      A majority of each applicable Fund's shares of beneficial interest outstanding on July 7, 1999 ("Record Date"), represented in person or by proxy, constitutes a quorum, and a quorum must be present for the transaction of business with respect to each proposal. If a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment or AGAINST the proposals, for which the required vote is a majority of the outstanding voting securities, as defined below.

      The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your directions as indicated thereon if your proxy vote is received and has been properly executed. If your proxy vote is properly executed and you give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy card by giving another proxy, by letter or telegram revoking your initial proxy if received by that applicable Fund prior to the Meeting, or by appearing and voting at the Meeting.

      Each Fund of the AAdvantage Trust offers multiple classes of shares, including the AMR Class, PlanAhead Class and Institutional Class. The Mileage Trust Funds offer only one class of shares. Each share of each class is entitled to one vote. None of the proposals in this Proxy Statement requires separate voting by class. As of the Record Date, there were issued and outstanding the following number of shares of each Fund:

                          Total Number                           Total Number
                            of Shares                              of Shares
AAdvantage Trust           Outstanding   Mileage Trust            Outstanding
----------------           -----------   -------------            -----------
Balanced Fund                            Balanced Mileage Fund
Large Cap Value Fund                     Large Cap Value
                                         Mileage Fund
Small Cap Value Fund                     Small Cap Value
                                         Mileage Fund
International Equity                     International Equity
Fund                                     Mileage Fund

      For a list of shareholders who owned of record five percent or more of the shares of each Fund as of the Record Date, see Appendix A. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of each Fund as of July 7, 1999.

      Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of the Funds is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE AADVANTAGE TRUST'S AND MILEAGE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO THE MANAGER AT 4333 AMON CARTER BOULEVARD, MD 5645, FORT WORTH, TEXAS 76155, OR BY CALLING 1-800-388-3344.

      Approval of the proposals outlined below with respect to a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund entitled to vote on the particular proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund means the lesser of either (1) the vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of such Fund. Approval and implementation of the proposals is conditioned upon approval of the proposals by shareholders of all of the Funds.

PROPOSALS 1(A) AND 2: APPROVAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION TO ALLOW THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      On May 18, 1999, the Boards of each Trust approved, subject to shareholder approval, a change to the fundamental investment restriction of the Portfolios and the Funds, which prohibits the purchase and sale of commodities and commodities contracts. Currently, this restriction provides that the Portfolios and the Funds may not:

      purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectuses.

      The Manager recommends that this restriction be modified for the limited purpose of allowing the Funds and the Portfolios to engage in the purchase and sale of futures contracts and options on futures contracts.

      This proposed change, along with the proposed change to the restriction against borrowing set forth in Proposals 1(b) and 3, is part of the Manager's attempt to ensure that the Funds have sufficient cash available to meet redemption requests. Previously, the Manager has attempted to maintain as small a portion of each Fund's assets in cash as possible in order to maintain maximum exposure to the equity markets. Most Funds maintain a portion of their total assets as cash reserves in order to satisfy day-to-day redemption requests. At times, however, the Funds could be short on cash while awaiting settlement of their securities trades (typically three business days for U.S. stocks).

      Due to recent market volatility, the Manager believes that a greater portion of each Fund's assets should be kept readily available to satisfy redemption requests. Rather than leaving this cash uninvested in the equity markets, the Manager proposes to invest a portion of each Fund's cash reserves in stock index futures contracts. The performance of these securities generally tracks the performance of the particular underlying index and generally have same day or next day settlement, rather than the typical three business day settlement of traditional U.S. equity securities. By allowing the Funds to
"equitize" at least a portion of their cash reserves through investments in stock index futures contracts, the Manager believes the goal of having sufficient cash on hand to meet redemptions will be satisfied without sacrificing the pursuit of the Funds' investment objectives.

      Nevertheless, investments in stock index futures contracts entail certain risks. Because a stock index is designed to reflect overall price trends in certain markets for equity securities, changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. If the index moves in an unexpected manner, a Fund may not achieve the desired benefits of these futures contracts or may realize losses and, thus, be in a worse position. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

      If this change is approved by shareholders, the modified fundamental investment restriction would provide that the Portfolios and Funds may not:

      purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS and when-issued securities when consistent with the other policies and limitations described in the Prospectuses.

      Accordingly, the Boards believe that the proposed change to the Portfolios' and Funds' fundamental investment restrictions to allow purchasing or selling futures contracts and options on futures contracts is in the best interest of the Funds and their shareholders.

      Approval and implementation of Proposals 1(a) and 2 are conditioned on receiving approval on a similar proposal from the interest holders of that Fund's corresponding Portfolio of the AMR Trust. Such approval is required because each Fund must have substantially the same investment restrictions as its corresponding Portfolio. However, a Fund and its corresponding Portfolio may implement Proposals 1(a) and 2 even though another Fund and its corresponding
Portfolio does not receive approval from their shareholders and interest holders. If approval is not received with respect to any Fund, that Fund's current fundamental limitation will remain in effect.

EACH BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1(A) AND 2.


PROPOSALS 1(B) AND 3: APPROVAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS TO ALLOW THE BORROWING OF MONEY FROM AMR INVESTMENT SERVICES, INC. AND ANY OF ITS AFFILIATES UNDER CERTAIN LIMITED CIRCUMSTANCES

      On May 18, 1999, the Boards of each Trust approved, subject to shareholder approval, a change to each Fund's and each Portfolio's fundamental investment restriction that prohibits the borrowing of money except under certain circumstances. Currently, this restriction provides that no Portfolio or Fund may:

      borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing.

      The Manager proposes to modify this restriction to allow the Portfolios and the Funds to borrow money from the Manager or its affiliates on a short-term basis in the limited and temporary situations where cash is needed to meet shareholder redemptions. THE FUNDS AND THE PORTFOLIOS WILL NOT ENGAGE IN BORROWING FOR THE PURPOSE OF LEVERAGING THEIR INVESTMENTS.

      As discussed above, the Funds normally have sufficient cash on hand to satisfy all redemption requests. However, at times of unanticipated high levels of redemption requests from shareholders, the Funds could experience a shortage of cash while awaiting settlement of securities trades. Currently, the Funds' only options in such a situation are to attempt to liquidate assets quickly or borrow money from banks. These options each have disadvantages, however, because it may be difficult to liquidate assets at a favorable price during times of market turmoil and it is generally more costly for the Funds to borrow money from banks than from other sources.

      To cover unexpected cash shortages while waiting for the proceeds of sales of securities from a Fund's investment portfolio, the Manager proposes to modify each Fund's and each Portfolio's fundamental investment restriction to give them the ability to borrow money from the Manager or its affiliates on a short-term basis. The Manager is willing to lend money to the Funds under these temporary and unusual circumstances as a cost savings measure for the Funds. This is the sole situation in which the Manager envisions that the Funds would seek to borrow money from the Manager or its affiliates.

      By dealing directly with the Manager or one of its affiliates, the Funds likely would be able to borrow money under more favorable terms than from banks. The overall cost for a loan likely would be less since the Manager or its affiliates would not charge the Funds a fee for obtaining the loan. Further, the Manager has agreed that the interest rate charged to the Funds for the loan will not exceed the rates charged by typical banks at the time of the loan. The Board approved this proposal, subject to shareholder approval, so long as the Funds borrow money from the Manager or its affiliates on terms no less favorable than those the Funds would receive from a bank.

      In addition, the amount each Fund will be eligible to borrow from the Manager and its affiliates will be limited to no more than 5% of the Fund's total assets. This limitation is consistent with the provisions of the 1940 Act.

The 1940 Act generally allows funds to borrow money only from banks. However, a fund may borrow money from other parties when the loan is for temporary purposes only and in an amount not exceeding 5% of the fund's total assets at the time the loan is made.

      If the modification of this investment restriction is approved by shareholders, the fundamental investment restriction would provide that no Portfolio or Fund may:

      borrow money, except that a Portfolio or Fund may, for temporary purposes, engage in reverse repurchase agreements and borrow money FROM THE MANAGER, ANY OF ITS AFFILIATES or banks in an aggregate amount not to exceed 10% of the value of the Portfolio or Fund's total assets at the time of borrowing.

      Accordingly, the Boards believe that the proposed modification of each Portfolio's and each Fund's fundamental investment restriction against borrowing money is in the best interest of the Funds and their shareholders.

      Approval and implementation of Proposals 1(b) and 3 for each Fund are conditioned on receiving approval on a similar proposal from the interest holders of that Fund's corresponding Portfolio of the AMR Trust. Such approval is required because each Fund must have substantially the same investment restrictions as its corresponding Portfolio. However, a Fund and its corresponding Portfolio may implement Proposals 1(b) and 3 even though another Fund and its corresponding Portfolio does not receive approval from their shareholders and interest holders. If approval is not received with respect to any Fund, that Fund's current fundamental limitation will remain in effect.

EACH BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1(B) AND 3.

                              SHAREHOLDER PROPOSALS

      As a general matter, the AAdvantage Trust and the Mileage Trust do not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to their Fund at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155. In addition, the AAdvantage Trust and the Mileage Trust are required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.


                                 OTHER BUSINESS

      Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.


                                By order of the Board of Trustees,


                                ROBERT J. ZUTZ
                                Secretary


      July 16, 1999


                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY
                      ACCORDING TO THE INSTRUCTIONS ON THE
                             ENCLOSED PROXY CARD(S).

                                   APPENDIX A

      The following chart is a list of those shareholders who, as of Record Date, owned of record more than 5% of the shares of a Fund.

BALANCED FUND                                   NUMBER OF SHARES     % OF SHARES
AMR Corporation and subsidiary companies and
Employee Benefit Trusts thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
LARGE CAP VALUE FUND
AMR Corporation and subsidiary companies and
Employee Benefit Trusts thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
SMALL CAP VALUE FUND
AMR Corporation and subsidiary companies and
Employee Benefit Trusts thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
INTERNATIONAL EQUITY FUND
AMR Corporation  and subsidiary  companies and
Employee Benefit Trusts thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
BALANCED MILEAGE FUND

LARGE CAP VALUE MILEAGE FUND

SMALL CAP VALUE MILEAGE FUND

INTERNATIONAL EQUITY MILEAGE FUND
Ronald P. Soltman and Judith M. Cram
  6409 Westbourne Drive
  Brentwood, TN  37027

                                                                      APPENDIX B

AMERICAN AADVANTAGE FUNDS
American AAdvantage Balanced Fund
American AAdvantage Large Cap Value Fund
American AAdvantage Small Cap Value Fund
American AAdvantage International Equity Fund

Combined Special Meeting of Shareholders

August 9, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Frazier, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of each of the above-referenced funds ("Fund") held of record by the undersigned on July 7, 1999, at the meeting of shareholders to be held on August 9, 1999, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

Vote by Mail

Please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services, P.O. Box 9261, Boston, MA 02205-8524. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

Vote by Telephone
Please follow the instructions on the reverse to vote your proxy by telephone.

Vote by Internet
Please follow the instructions on the reverse to vote your proxy through the Internet.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.


AMERICAN AADVANTAGE FUNDS

CONTROL NUMBER:
RECORD DATE SHARES:


(1) To authorize the American AAdvantage Funds ("AAdvantage Trust"), on behalf of the Funds, to vote at a meeting of the AMR Investment Services Trust ("AMR Trust"):

(a) To approve a change to the fundamental investment restrictions of the Portfolios to allow the purchase and sale of futures contracts and options on futures contracts;

     For / /        Against / /         Abstain / /

(b) To approve a change to the fundamental investment restrictions of the Portfolios to allow the borrowing of money from the Manager and any of its affiliates under certain limited circumstances.

     For / /        Against / /         Abstain / /

(1) To approve a change to the fundamental investment restrictions of the Funds to allow the purchase and sale of futures contracts and options on futures contracts;

     For / /        Against / /         Abstain / /

(2) To approve a change to the fundamental investment restrictions of the Funds to allow the borrowing of money from the Manager and any of its affiliates under certain limited circumstances.

     For / /        Against / /         Abstain / /

Please be sure to sign your name(s) exactly as it appears on this Proxy.


Shareholder                        Co-owner                Date

Vote by Telephone
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683)
For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073. There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorder instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

Vote by Internet
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the website http://www.eproxyvote.com/.
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/ anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet


AMERICAN AADVANTAGE MILEAGE FUNDS
American AAdvantage Balanced Mileage Fund
American AAdvantage Large Cap Value Mileage Fund
American AAdvantage Small Cap Value Mileage Fund
American AAdvantage International Equity Mileage Fund

Combined Special Meeting of Shareholders

August 9, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Frazier, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of each of the above-referenced funds ("Fund") held of record by the undersigned on July 7, 1999, at the meeting of shareholders to be held on August 9, 1999, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

Vote by Mail
Please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services, P.O. Box 9261, Boston, MA 02205-8524. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

Vote by Telephone
Please follow the instructions on the reverse to vote your proxy by telephone.

Vote by Internet
Please follow the instructions on the reverse to vote your proxy through the Internet.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

AMERICAN AADVANTAGE MILEAGE FUNDS

CONTROL NUMBER:
RECORD DATE SHARES:


(1) To authorize the American AAdvantage Mileage Funds ("Mileage Trust"), on behalf of the Funds, to vote at a meeting of the AMR Investment Services Trust ("AMR Trust"):

(a) To approve a change to the fundamental investment restrictions of the Portfolios to allow the purchase and sale of futures contracts and options on futures contracts;

     For / /        Against / /         Abstain / /

(b) To approve a change to the fundamental investment restrictions of the Portfolios to allow the borrowing of money from the Manager and any of its affiliates under certain limited circumstances.

     For / /        Against / /         Abstain / /

(1) To approve a change to the fundamental investment restrictions of the Funds to allow the purchase and sale of futures contracts and options on futures contracts;

     For / /        Against / /         Abstain / /

(2) To approve a change to the fundamental investment restrictions of the Funds to allow the borrowing of money from the Manager and any of its affiliates under certain limited circumstances.

     For / /        Against / /         Abstain / /


Please be sure to sign your name(s) exactly as it appears on this Proxy.


Shareholder                     Co-owner                Date

Vote by Telephone
It's fast, convenient, and immediate!

Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number  1-877-PRX-VOTE  (1-877-779-8683)  For shareholders
residing   outside  the  United  States  call  collect  on  a  touch-tone  phone
1-201-536-8073. There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorder instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

Vote by Internet
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the website http://www.eproxyvote.com/.
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet